UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2018

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3260 Bayshore Boulevard

Brisbane, California 94005

(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2018, CareDx, Inc. (the “Company”) entered into a License and Commercialization Agreement (the “License Agreement”) with Illumina, Inc. (“Illumina”), which provides the Company with worldwide distribution, development and commercialization rights to Illumina’s next generation sequencing (“NGS”) transplant clinical application products for use in the field of bone marrow transplantation diagnostic testing and solid organ transplantation diagnostic testing (the “Field”).

Beginning on June 1, 2018, the Company will be the exclusive worldwide distributor of Illumina’s TruSight HLA v1 and v2 product lines, and associated Assign HLA software, for use in the Field. In addition, the Company will also be granted the exclusive right to develop and commercialize the next generation (v3) of the HLA product lines for use in the Field, as well as a NGS product for chimerism detection. The Company has agreed to use its own trademarks for commercialization of the development stage HLA and chimerism products and intends using names associated with an AlloSeq branding.

Under the terms of the License Agreement, the Company made a $5.0 million initial payment to Illumina and will pay royalties in the mid-single to low-double digits on sales of future commercialized products. Pursuant to the License Agreement, the Company is obligated to complete timely development and commercialization of the future products, and has agreed to minimum purchase commitments of finished products and raw materials from Illumina through 2023. Illumina also agreed to provide transition and support services to the Company.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement. A copy of the License Agreement will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2018 (the “Form 10-Q”). Certain terms of the Amendment have been omitted from this Current Report on Form 8-K and will be omitted from the version of the License Agreement to be filed as an exhibit to the Form 10-Q pursuant to a Confidential Treatment Request that the Company plans to submit to the SEC at the time of the filing of the Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2018	CAREDX, INC.

	By:	/s/ Michael Bell
Michael Bell
Chief Financial Officer